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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 2, 2005

                           MARINE PRODUCTS CORPORATION
             (Exact name of registrant as specified in its charter)

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          Delaware                        1-16263                58-2572419
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                 2170 Piedmont Road, NE, Atlanta, Georgia 30324
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (404) 321-7910

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  Results of Operations and Financial Condition.

On April 27, 2005, Marine Products Corporation held a conference call to discuss the first quarter 2005 financial results and answer questions from the investment community.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Except for the historical information contained in this report and the press release and earnings call transcript furnished as exhibits hereto, the statements made by Marine Products Corporation are forward-looking statements that involve risks and uncertainties. Such forward-looking statements include (but are not limited to) all information constituting, described as, or relating to guidance, plans, hopes, expectations, predictions, forecasts, guesses, projections, prospects, trends, and any and all other statements that express opinions and discuss, relate to, or describe facts or events in the future, including the performance of the company. All such forward-looking statements are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of Marine Products to be materially different from any future results, performance or achievements expressed or implied in such forward-looking statements. Such risks include Marine Products' dependence on its network of independent boat dealers, which may affect its growth plans and net sales, weather conditions, personal injury or property damage claims, inability to obtain adequate raw materials, inability to continue to increase the production of the Robalo product line, realization of repurchase obligations under agreements with third-party dealer floor plan lenders, the effects of the economy and inflation, on the demand for power boats, competitive nature of the recreational boat industry, inability to complete acquisitions, loss of key personnel, or ability to attract and retain qualified personnel. Additional factors that could cause the actual results to differ materially from management's forward-looking statements are discussed in Marine Products's Form 10-K filed with the Securities and Exchange Commission for the year ended December 31, 2004. Marine Products disclaims any obligation or duty to update or modify these forward-looking statements.

Item 9.01  Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit 99 - Conference Call Transcript dated April 27, 2005.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Marine Products Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Marine Products Corporation.

Date:  May 2, 2005                         /s/ BEN M. PALMER
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                                           Ben M. Palmer
                                           Vice President,
                                           Chief Financial Officer and Treasurer




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